    As filed with the Securities and Exchange Commission on April 16, 1999

                                                     Total Number of Pages - 4
                                                 Index to Exhibits at Page - 4

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 ___________

                                  FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12 (b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                             RAMP NETWORKS, INC.
           (Exact name of registrant as specified in its charter)

 Delaware                                              77-0366874
 (State of incorporation or organization)              (IRS Employer
                                                       Identification No.)

 3100 De La Cruz Boulevard, Santa Clara, CA            94504
 (Address of principal executive offices)              (Zip Code)

    If this form relates to the registration           If this form relates to the registration
    of a class of securities pursuant to               of a class of securities pursuant to
    Section 12(b) of the Exchange Act and is           Section 12(g) of the Exchange Act and is
    effective pursuant to General Instruction          effective pursuant to General Instruction
    A.(c), check the following box.    [ ]             A.(d), check the following box.    [X]

 Securities Act registration statement file number to which this form relates:
                          __________ (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                Name of each exchange on which
         to be so registered                each class is to be registered
         -------------------                ------------------------------
                 None                                     None


       Securities to be registered pursuant to Section 12(g) of the Act:

                        Common stock, par value $0.001
               -------------------------------------------------
                               (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-___________) (the "Form S-1 Registration
                                                           ---------------------
Statement").
---------

Item 2.   Exhibits
          --------

               The following exhibits are filed as a part of this Registration
               Statement:

               1.* Specimen Certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

               2. Amended and Restated Articles of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

               3. Certificate of Amendment of Articles of Incorporation -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

               4. Form of Certificate of Incorporation to be filed with the Delaware Secretary of State upon the Registrant's reincorporation in Delaware -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

               5. Form of Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State upon the completion of this offering -- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

               6. Bylaws -- incorporated herein by reference to Exhibit 3.5 to the Form S-1 Registration Statement.

               7. Form of Amended and Restated Bylaws to be adopted and effective upon the completion of this offering -- incorporated herein by reference to Exhibit 3.6 to the Form S-1 Registration Statement.

               8. Fourth Amended and Restated Investor's Rights Agreement dated October 30, 1997 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 4.2 to the Form S-1 Registration Statement.


*   To be filed by amendment.

                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 16, 1999                RAMP NETWORKS, INC.


                                    By:  /s/ Mahesh Veerina
                                         ---------------------------------
                                         Mahesh Veerina, President and CEO

                               INDEX TO EXHIBITS

                                                                         Sequentially
                                                                         ------------
 Exhibit No.                    Description                              Numbered Page
 -----------                    -----------                              -------------
     1.*          Specimen certificate for Registrant's Common         Incorporated by
                  Stock.                                               reference
     2.           Amended and Restated Articles of Incorporation.      Incorporated by
                                                                       reference
     3.           Certificate of Amendment of Articles of              Incorporated by
                  Incorporation.                                       reference
     4.           Form of Certificate of Incorporation to be filed     Incorporated by
                  with the Delaware Secretary of State upon the        reference
                  Registrant's reincorporation in Delaware.
     5.           Form of Amended and Restated Certificate of          Incorporated by
                  Incorporation to be filed with the Delaware          reference
                  Secretary of State upon the completion of this
                  offering.
     6.           Bylaws.                                              Incorporated by
                                                                       reference
     7.           Form of Amended and Restated Bylaws to be adopted    Incorporated by
                  and effective upon the completion of this            reference
                  offering.
     8.           Fourth Amended and Restated Investor's Rights        Incorporated by
                  Agreement dated October 30, 1997 between the         reference
                  Registrant and certain holders of the
                  Registrant's securities.


*   To be filed by amendment.